UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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SIELOX, INC.

 (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SIELOX, INC.
______________________

Notice of 2008 Annual Meeting of Stockholders
To be Held on June 30, 2008
______________________

To the Stockholders of Sielox, Inc.:

The 2008 Annual Meeting of Stockholders of Sielox, Inc. will be held at the offices of Herrick, Feinstein LLP, 2 Park Avenue, New York, New York 10016, on Monday, June 30, 2008 at 10:00 a.m., local time, for the following purposes:

1.

To elect 5 directors to serve for a term of one year.

2.

To ratify the selection of Rothstein Kass & Company, P.C. as our independent registered public accounting firm for the fiscal year ended December 31, 2008.

3.

To transact such other business as may properly come before the annual meeting.

The record date for determining stockholders entitled to vote at the annual meeting is the close of business on May 20, 2008. Whether or not you plan to attend the annual meeting, please sign and date the enclosed proxy and promptly return it in the pre-addressed envelope provided for that purpose. Any stockholder may revoke his or her proxy at any time before the annual meeting by giving written notice to such effect, by submitting a subsequently dated proxy or by attending the annual meeting and voting in person.

Melvyn Brunt,
Secretary

Runnemede, New Jersey
April 29, 2008

SIELOX, INC.
170 EAST NINTH AVENUE

RUNNEMEDE, NEW JERSEY 08078
______________________

PROXY STATEMENT
______________________

Questions and Answers Regarding This Proxy Statement

When is the annual meeting and where will it be located?  The meeting will take place on Monday, June 30, 2008, at 10:00 a.m., local time, at the offices of Herrick, Feinstein LLP, 2 Park Avenue, New York, New York 10016.

Who is soliciting your proxy?  The proxy solicitation is being made by the Board of Directors of Sielox, Inc. (When we use the terms "we", "us", "our", "Sielox" and "the Company", we are referring to Sielox, Inc.) Proxies may also be solicited by our officers and employees, but such persons will not be specifically compensated for such services. Original solicitation of proxies by mail may be supplemented by telephone, telegram or other electronic means.

When will the proxy statement be mailed to stockholders?  This proxy statement will first be mailed to stockholders on or about May 30, 2008.

What is the record date and who may attend the annual meeting?  Our Board of Directors has selected the close of business on May 20, 2008 as the record date for determining the stockholders of record who are entitled to attend and vote at the annual meeting. This means that all stockholders of record as of the close of business on May 20, 2008 may vote their shares of common stock at the Annual Meeting. If your shares are held through a broker and you would like to attend, please bring a copy of your brokerage account statement reflecting your ownership of our shares on the record date or an omnibus proxy (which you can get from your broker) and we will permit you to attend the annual meeting.

Who is paying for the solicitation of proxies?  We will pay all expenses of preparing and soliciting proxies. We may also reimburse brokerage houses, nominees, custodians and fiduciaries for expenses in forwarding proxy materials to the beneficial owners of shares of our common stock held of record.

Who may vote at the annual meeting?  If you are a holder of common stock as of the close of business on May 20, 2008, you will have one vote for each share of common stock that you hold on each matter that is presented for action at the annual meeting. If you have common stock that is registered in the name of a broker, your broker will forward your proxy materials and will vote your shares as you indicate. You may receive more than one proxy card if your shares are registered in different names or are held in more than one account.

How do you vote?  Sign and date each proxy card you receive and return it in the prepaid envelope. Stockholders who hold their shares through a bank or broker can also vote via the Internet if this option is offered by the bank or broker. Any stockholder may revoke his or her proxy, whether he or she votes by mail or the Internet, at any time before the annual meeting by written notice to such effect received by us at the address set forth above, attn: corporate secretary, by delivery of a subsequently dated proxy or by attending the annual meeting and voting in person.

How will your shares be voted?  All properly completed and unrevoked proxies that are received prior to the close of voting at the annual meeting will be voted in accordance with the instructions made. If a properly executed, unrevoked written proxy card does not specifically direct the voting of shares covered, the proxy will be voted in favor of the proposals set forth in the notice attached to this proxy statement.

If a stockholder indicates on its proxy card that it wishes to abstain from voting, including a broker holding its customers’ shares of record who cause abstentions to be recorded, these shares are considered present and entitled to vote at the annual meeting. These shares will count toward determining whether or not a quorum is present. However, these shares will not be taken into account in determining the outcome of the election of directors. Abstentions will, in effect, be votes against the proposal for ratification of the selection of our independent registered public accounting firm, as well as against any other proposals properly submitted for consideration at the annual meeting. “Broker non-votes” are proxies received from brokers who, in the absence of specific voting instructions from beneficial owners of shares held in brokerage name, have declined to vote such shares in those instances where discretionary voting by brokers is permitted. A broker non-vote will have no effect on the outcome of any of the proposals.

Is your vote confidential?  Proxy cards, ballots and voting tabulations that identify individual stockholders are mailed or returned directly to the transfer agent and are handled in a manner that protects your voting privacy. Your vote will not be disclosed except as needed to permit the transfer agent to tabulate and certify the vote and as required by law. Additionally, all comments written on the proxy card or elsewhere will be forwarded to management. Your identity will be kept confidential, unless you ask that your name be disclosed.

What constitutes a quorum?  The presence at the annual meeting, in person or by proxy, of holders of a majority of the issued and outstanding shares of common stock as of the record date is considered a quorum for the transaction of business. If you submit a properly completed proxy or if you appear at the annual meeting to vote in person, your shares of common stock will be considered part of the quorum. Directions to withhold authority to vote for any director, abstentions, and broker non-votes will be counted as present to determine if a quorum for the transaction of business is present. Once a quorum is present, voting on specific proposals may proceed. In the absence of a quorum, the annual meeting shall be adjourned.

As of the close of business on April 25, 2008, 35,982,295 shares of common stock were issued and outstanding. We do not expect our number of issued and outstanding shares to change materially as of the record date. The common stock is our only class of securities entitled to vote, each share being entitled to one non-cumulative vote.

How many votes are needed to approve each proposal?  Directors will be elected by a plurality of the votes of the shares of our common stock that are present in person or by proxy at the annual meeting. The approval of the measure to ratify our independent auditors requires the affirmative vote of the holders of a majority of the voting power of our common stock that are present in person or by proxy at the annual meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

At the annual meeting, you will elect five individuals to our Board of Directors. Each director will hold office until the next annual meeting and until his respective successor is elected and qualified. In the event that any nominee for director withdraws or for any reason is not able to serve as a director, we will vote your proxy for the remainder of those nominated for director (except as otherwise indicated in your proxy) and for any replacement nominee designated by our Board of Directors. Each nominee is currently a member of our Board of Directors.

Information Concerning Nominees

Name	Age	Position with the Company	Director Since

Rory J. Cowan	55	Chairman of the Board of Directors(1)(2)(3)	2001
Sebastian Cassetta	58	President, Chief Executive Officer and Director	2007
Steven Berns	43	Director(1)(2)(3)	2007
Dianne McKeever	30	Director	2007
Edward Rollins	64	Director(1)(2)(3)	2007

______________

(1)

Member of Audit Committee

(2)

Member of Nominating and Corporate Governance Committee

(3)

Member of Compensation Committee

Mr. Rory J. Cowan has served as one of our directors since March 2001 and was appointed our Chairman in June 2003. Mr. Cowan is the founder of Lionbridge Technologies, Inc., a provider of globalization products and services for worldwide deployment of technology and information-based products, where he has served as Chairman of the Board and Chief Executive Officer since September 1996. From September 1996 to March 2000, Mr. Cowan also served as President of Lionbridge. Before founding Lionbridge, Mr. Cowan served as Chief Executive Officer of Interleaf, Inc., a document automation software services company, from October 1996 to January 1997. From May 1995 to June 1996, Mr. Cowan served as Chief Executive Officer of Stream International, Inc., a software and services provider and a division of R.R. Donnelley & Sons, a provider of commercial print and print-related services. Mr. Cowan joined R.R. Donnelley in 1988 and served most recently as Executive Vice President from 1991 to 1996. Before joining R.R. Donnelley, Mr. Cowan was founder of CSA Press, a software duplication firm, and held positions at Compugraphic Corporation, an automated publishing hardware firm.

Mr. Sebastian Cassetta has served as our President and Chief Executive Officer and has been a member of our Board of Directors since April 2007. He is also the Chief Executive Officer of Costar Video Systems, LLC, a wholly-owned subsidiary, since June 2006, and a director, President and Chief Executive Officer of L Q Corporation, Inc., a wholly-owned subsidiary, since May 2006. Mr. Cassetta was the Chairman and Chief Executive Officer of SmartServ Online, Inc., a company specializing in the delivery of content to desktop and wireless devices, from August 1992 to July 2003. Prior to that, he was the President of Burns and Roe Securacom, Inc., a company specializing in engineering and large-scale systems integration, and a director and vice president of Brinks, Inc., an international security company. He is a former Special Assistant to former New York Governor and Vice President Nelson A. Rockefeller. Mr. Cassetta currently also serves as a Senior Managing Director and the Chief Operating Officer of Barington Capital Group L.P., a position he has held since August 2003.

Mr. Steven Berns has served as one of our directors since July 2007 when we acquired L Q Corporation, where he served as a director since 2004. He has been the Chief Financial Officer of Tradewebb, LLC since November 2007. Prior to that he was President, Chief Financial Officer and Director of MDC Partners Inc. (NASDAQ:MDCA), which provides marketing communications services, since November 2005. From September 2004 to November 2005, Mr. Berns served as Vice Chairman and Executive Vice President of MDC Partners Inc. Prior to that, Mr. Berns was the Senior Vice President and Treasurer of The Interpublic Group of Companies, Inc., an organization of advertising agencies and marketing services companies from August 1999 until September 2004. Before that, Mr. Berns held a variety of positions in finance at Revlon Inc. from April 1992 until August 1999, becoming Vice President and Treasurer in 1996. Prior to joining Revlon, Mr. Berns worked at Paramount Communications Inc. and at a predecessor public accounting firm of Deloitte & Touche. Mr. Berns is a Certified Public Accountant. He has served as a director and member of the Audit and Compensation Committee for LivePerson, Inc., (NasdaqSC: LPSN), a leading provider of technology facilitating real-time online customer interaction, since April 2002.

Ms. Dianne McKeever has served as one of our directors since July 2007 when we acquired L Q Corporation, where she served as a director since October 2006. She has been a partner of Brecourt Capital Partners, LLC, a hedge fund sponsor investing in U.S. public equity and alternative markets, since February 2008. From October 2001 until January 2008 she was a research analyst at Barington Capital Group. Ms. McKeever graduated from New York University’s College of Arts and Science with a Bachelor of Science degree in Chemistry, and from Stevens Institute of Technology with a Bachelor of Engineering degree in Chemical Engineering.

Mr. Edward Rollins has served as one of our directors since September 2007. Mr. Rollins has most recently acted as National Campaign Chair for Governor Mike Huckabee’ 2008 presidential campaign. He has served four United States Presidents including two tours of duty as Assistant to the President. His other government experience included directing congressional relations at two cabinet agencies (Transportation and Commerce). In the corporate world, Mr. Rollins has advised Fortune 400 Chief Executives and the leaders of major trade associations. In the international arena, Mr. Rollins has had extensive experience in China, Japan, Korea, Pakistan and the Philippines advising heads of state and executives of major corporations. For many years he has been a political analyst for CBS News, NBC News and CNN.

Our Board of Directors unanimously recommends that you vote FOR the election of the nominees listed above.

Identification of Executive Officers

(Excludes Executive Officers Who Are Also Directors)

Name	Age	Position with the Company	Held Office Since

Melvyn Brunt	64	Chief Financial Officer and Secretary	2004
Karen Evans	48	President and General Manager of Sielox, LLC	2006
James D. Pritchett	61	President of Costar Video Systems, LLC	2006

Mr. Melvyn Brunt has served as our Chief Financial Officer and Secretary since January 2004. He has also served as Chief Financial Officer of Barington Capital Group, L.P. from January 2002 to July 2007 and as Chief Financial Officer and Secretary to L Q Corporation, our wholly-owned subsidiary since July 2007, since April 2003. In addition, from January 2002 to May 2004, he served as Chief Financial Officer and Secretary to MM Companies, Inc., now known as George Foreman Enterprises, Inc. (PNK:GFME.PK). From 1985 to 2001, Mr. Brunt was a director and Chief Financial Officer of Davies Turner & Co., an international freight forwarding company. From 1996 to 2001, Mr. Brunt was President of Air Mar, Inc. and a Director of TCX International Inc. Both of those companies provided logistics support services to a wide variety of importing and exporting companies.

Ms. Karen Evans has served as the President of Sielox, LLC since January 2006. Prior to that, she was the National/International Sales Manager of the Access Control Products Group at Checkpoint Systems Inc. from June 2003 until January 2006. From 1991 until June 2003, Ms. Evans was a regional sales manager at Checkpoint.

Mr. James D. Pritchett has served as the President of Costar Video Systems, LLC since June 2006. Prior to that, he was the President of Video Solutions Technology Center, LLC and a director of Southern Imaging, Inc. from March 2001 until June 2006. Mr. Pritchett served as an independent business consultant from 1999 until March 2001. From 1988 until March 1999, Mr. Pritchett was an executive officer of Ultrak, Inc., a then-publicly-traded company that manufactured and sold products for the security and surveillance and industrial video markets, serving as the Executive Vice-President and Chief Operating Officer from 1988-1997 and as the President and Chief Executive Officer from 1997 until March 1999.

Board of Directors and Committees of the Board of Directors

Our business is managed under the direction of our Board of Directors. The Board consists of a single class of directors who are elected for a term of one year, such term beginning and ending at each annual meeting of stockholders. There are no family relationships among any of our directors or executive officers.

Audit Committee.  We have a separately designated standing audit committee. The members of our audit committee are Steven Berns, Rory Cowan and Edward Rollins. Our Board of Directors has determined that each member is “independent,” using the standards described in the Nasdaq Marketplace Rules and the applicable rules of the SEC, that each member is “financially literate” and that Mr. Berns qualifies as an Audit Committee Financial Expert under the applicable rules of the SEC.

The Audit Committee hires our independent accountants and is charged with the responsibility of overseeing our financial reporting process. In the course of performing its functions, the Audit Committee reviews, with management and the independent accountants, our internal accounting controls, the annual financial statements, the report and recommendations of the independent accountants, the scope of the audit and the qualifications and independence of the auditors. A copy of the Audit Committee charter is attached to this Proxy Statement as Annex A.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee currently consists of Edward Rollins, Steven Berns and Rory Cowan. Our Board of Directors has determined that each member is independent using the standards described in the Nasdaq Marketplace Rules. The Committee is responsible for identifying individuals who are qualified to become directors, recommending nominees for membership on the Board and committees of the Board, promulgating minimum qualifications that it believes must be met by director nominees, establishing policies for considering director candidates recommended by stockholders, implementing procedures for stockholders in submitting recommendations for director candidates and developing and recommending to the Board corporate governance guidelines.

The Committee has established the following minimum qualifications for prospective nominees: (1) high accomplishments in his or her respective field, with superior credentials and recognition, (2) if applicable, a demonstrated history of actively contributing at board meetings, (3) high personal and professional integrity, exceptional ability and judgment, and effectiveness, in conjunction with the other nominees to the Board, in serving the long-term interests of the stockholders and (4) sufficient time and availability to devote to the affairs of the Company, particularly in light of the number of boards on which the nominee may serve. In addition, the Committee may consider a variety of other qualities and skills, including whether the nominee has direct experience in the industry or in the markets in which we operate and the definition of independence within the meaning of Rule 4200 of the Nasdaq Marketplace Rules. Nominees must also meet any applicable requirements of the SEC’s regulations, state law and our charter and by-laws.

The Committee has established a process for identifying and evaluating nominees for director. The Committee may solicit recommendations from any or all of the following sources: non-management directors, the Chief Executive Officer, other executive officers, third-party search firms or any other source it deems appropriate. The Committee will then, without regard to the source of the initial recommendation of such proposed director candidate, review and evaluate the qualifications of any such proposed director candidate, and conduct inquiries it deems appropriate. Upon identifying individuals qualified to become members of the Board, consistent with the minimum qualifications and other criteria approved by the Board from time to time, and provided that we are not legally required to provide third parties with the ability to nominate individuals for election as a member of the Board, the Committee will then recommend that the Board select the director nominees for election at each annual meeting of stockholders.

The Committee will consider director candidates recommended by our stockholders. A stockholder wishing to propose a nominee should submit a recommendation in writing to our Secretary at least 120 days before the mailing date for proxy material applicable to the annual meeting for which such nomination is proposed for submission, setting forth, among other things required by the Committee’s charter, (i) the name, age, business address and, if known, residence address of each nominee, (ii) the principal occupation or employment of each such nominee for the past five years, (iii) the consent of the proposed director candidate to be named in the proxy statement relating to our annual meeting of stockholders and to serve as a director if elected at such annual meeting and (iv) any additional information regarding director nominees pursuant to the rules of the SEC. The Committee anticipates that it would use these sources as well as stockholder recommendations to identify candidates in the future.

Copies of the Nominating and Corporate Governance Committee charter and the Corporate Governance Guidelines are attached to this Proxy Statement as Annex B.

Compensation Committee.  The Compensation Committee currently consists of Rory Cowan, Steven Berns and Edward Rollins. The Board has determined that each member is independent using the standards described in the Nasdaq Marketplace Rules. The Compensation Committee sets the compensation of our Chief Executive Officer and other senior executives, administers our stock option plans and executive compensation programs, determines eligibility for, and awards under, such plans and programs, and makes recommendations to the Board with regard to the adoption of new employee benefit plans, stock option plans and executive compensation plans. A copy of the Compensation Committee charter is attached to this Proxy Statement as Annex C.

Meetings of the Board of Directors and Committees

During our fiscal year ended December 31, 2007, our Board of Directors held one meeting and took action by unanimous written consent on three occasions. Furthermore, our independent directors held three meetings and took action by unanimous written consent on three occasions, our audit committee held four meetings and took action by unanimous written consent on three occasions and our compensation committee took action by unanimous written consent on three occasions. Each director attended all of the meetings of our Board of Directors and all of the meetings held by committees on which such director served.

Independence of Majority of Board of Directors

Our Board of Directors has determined that Messrs. Cowan, Berns and Rollins, who collectively constitute a majority of our Board of Directors, meets the general independence criteria set forth in the Nasdaq Marketplace Rules.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who beneficially own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC and to furnish copies to us.

Based upon a review of the Forms 3, 4 and 5 furnished to us and certain representations made to us, we believe that, for the fiscal year ended December 31, 2007, all reports required by Section 16(a) of the Exchange Act to be filed by our officers and directors and 10% beneficial owners were filed on a timely basis, other than Mr. Rollins, who failed to timely file a Form 3 upon being appointed to our Board of Directors, relating to one transaction.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics which applies to our directors, officers, senior management and certain other of our employees, including our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. We shall provide a copy of our Code of Business Conduct and Ethics to any person without charge, upon request. Requests for a copy of the Code of Business Conduct and Ethics can be made in writing to the following address: Sielox, Inc., 170 East Ninth Avenue, Runnemede, New Jersey 08078. Attn: Secretary.

Stockholder Communication with Board Members

We maintain contact information for stockholders, both telephone and email, on our website under the heading “Contact Us.” By following the “Contact Us” link, a stockholder will be given access to our telephone number and mailing address, as well as links for providing email correspondence to our management. Communications specifically marked as a communication for our Board of Directors will be forwarded to the board or specific members of the board as directed in the stockholder communication. In addition, communications sent directly to us via telephone, facsimile or email for our Board of Directors will be forwarded to the board by an officer.

Board Member Attendance at Annual Meetings

Our Board of Directors does not have a formal policy regarding attendance of directors at our annual stockholder meetings. All of the five members of our Board of Directors in 2007 attended our special meeting of stockholders on July 26, 2007. We did not have a 2007 annual meeting of stockholders.

REPORT OF THE AUDIT COMMITTEE

 The committee has adopted a written charter that has been approved by the Company’s Board of Directors.

Management has the primary responsibility for the financial statements, for maintaining effective internal control over financial reporting and for assessing the effectiveness of internal control over financial reporting. The independent auditors are responsible for auditing those financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) and to issue a report thereon. The committee’s responsibility is to oversee the financial reporting process on behalf of the Board of Directors and to report the result of their activities to the Board of Directors.

 The committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the committee’s charter. To carry out its responsibilities, the committee met four times and acted three times by unanimous written consent.

 In overseeing the preparation of the Company’s financial statements, the committee met with both the Company’s management and its independent registered public accounting firm to review and discuss its audited financial statements prior to their issuance and to discuss significant accounting issues, including its judgments as to the quality, not just the acceptability, of the Company’s accounting principles. The Company’s management advised the committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the committee discussed the statements with both management and independent auditors. The committee also met in executive session with the Company’s independent auditors. The committee’s review included discussion with the independent auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees), other standards of the Public Company Accounting Oversight Board (United States), rules of the Securities and Exchange Commission, and other applicable regulations and laws, including the Sarbanes-Oxley Act of 2002.

 The committee also reviewed management’s report on its assessment of the effectiveness of the Company’s internal control over financial reporting.

 With respect to the Company’s independent registered public accounting firm, the committee, among other things, discussed with Rothstein Kass & Company, P.C., matters relating to its independence, including the disclosures made to the committee as required by the Independence Standards Board Standard No. 1 (Discussions with Audit Committee) and considered the compatibility of non-audit services with the independent registered public accounting firm’s independence.

 On the basis of these reviews and discussions, the committee recommended to the Company’s Board of Directors, and the board has approved, the Company’s audited financial statements and management’s assessment of the effectiveness of the Company’s internal control over financial reporting be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2007 for filing with the Securities and Exchange Commission.

 April  25, 2008

Audit Committee of the Board of Directors

Steven Berns

Rory Cowan

Edward Rollins

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table provides information as to compensation paid by the Company to our: (a) former President and Chief Executive Officer (former principal executive officer), (b) current President and Chief Executive Officer (principal executive officer, (c) Chief Financial Officer (principal financial officer), (d) President of our Costar subsidiary and (e) President of our Sielox subsidiary (collectively, the “Named Executive Officers”), for services rendered for the fiscal years ended December 31, 2007 and 2006:

Name and Principal Position	Year	Salary	Bonus	Options Awards(1)	All Other Compensation	Total

James A. Mitarotonda(2) Former President and Chief Executive Officer	2007 2006	— —	— —	— $4,000	— $1,000	— $5,000

Sebastian Cassetta President and Chief Executive Officer	2007 2006	$120,000 $35,000	$75,000 $35,000	$63,700 —	$15,000(3) —	$273,700 $70,000

Melvyn Brunt Chief Financial Officer	2007 2006	$108,500 $10,500	$50,000 $5,000	$38,220 —	$30,000(4) —	$226,720 $15,500

James Pritchett President, Costar	2007 2006	$159,000 $78,978	— —	$10,829 $5,920	$53,642(5) $2,660	$223,471 $87,558

Karen Evans President, Sielox	2007 2006	$100,000 $98,462	$30,000 —	$9,555 —	$6,000 $62,799(6)	$145,555 $161,261

______________

(1)

Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007 in accordance with SFAS 123(R). A discussion of valuation assumptions used for purposes of the SFAS 123(R) calculation is included under Note 2 to the Company’s Consolidated Financial Statements set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007.

(2)

In 2006, Mr. Mitarotonda was granted 25,000 options and paid $1,000 in meeting fees in his capacity as a non-executive director during such year. Mr. Mitarotonda resigned as our President and Chief Executive Officer and from our Board of Directors, effective as of the close of business on April 18, 2007.

(3)

Represents a one-time bonus paid to Mr. Cassetta with respect to our July 31, 2007 merger with L Q  Corporation, Inc.

(4)

$25,000 of which represents a one-time bonus paid to Mr. Brunt with respect to our July 31, 2007 merger with L Q  Corporation, Inc.

(5)

Represents a one-time bonus paid to Mr. Pritchett with respect to our July 20, 2006 acquisition of Southern Imaging.

(6)

Represents a one-time payment to Ms. Evans,  calculated as a percentage of revenue for 2006, due to her according to her offer of employment letter.

Outstanding Equity Awards at Fiscal Year-End Table

The following table provides summary information concerning stock options held by the Named Executive Officers as of December 31, 2007.

Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date
James A. Mitarotonda	320,000(1) 298,000(2) 25,000(3) 432,768(4) 5,152(4) 136,160(4) 15,456(4)		$0.33 $0.31 $0.36 $0.56 $0.50 $0.49 $0.21	12/1/2008 12/17/2014 3/28/2016 7/18/2013 10/26/2015 11/16/2009 5/14/2012
Sebastian Cassetta	80,000(5) 49,680(4) 36,800(4) 500,000(4)		$0.31 $0.49 $0.47 $0.325	12/17/2014 11/16/2009 1/6/2016 9/24/2017
Melvyn Brunt	100,000(5) 18,400(4) 51,520(4) 300,000(6)		$0.31 $0.47 $0.56 $0.325	12/17/2014 1/6/2016 7/18/2013 9/24/2017
James Pritchett	9,250(7) 21,250(8)	27,750(7) 60,000(8)	$0.5475 $0.325	6/20/2016 9/24/2017
Karen Evans	9,200(4) 18,750(9)	56,250(9)	$0.47 $0.33	1/6/2016 10/1/2017

______________

(1)

Such options vested immediately upon grant on December 1, 2003.

(2)

Such options vested immediately upon grant on December 17, 2003.

(3)

Such options vested immediately upon grant on March 28, 2006.

(4)

Represents options that were originally granted for shares of the common stock of L Q Corporation, Inc., which were converted into options to purchase our common stock upon the consummation of our merger with L Q Corporation, Inc. All of such options vested in full on July 31, 2007 upon the consummation of our merger with L Q Corporation pursuant to the terms thereof.

(5)

Such options vested immediately upon grant on December 17, 2004.

(6)

Such options vested immediately upon grant on September 24, 2007.

(7)

Such options were granted on June 20, 2006 and vest annually in 4 equal installments. The first 9,250 shares vested on June 20, 2007.

(8)

Such options were granted on September 24, 2007 and vest annually in 4 equal installments commencing on the grant date.

(9)

Such options were granted on October 1, 2007 and vest annually in 4 equal installments commencing on the grant date.

Employment Contracts and Termination of Employment and Change of Control Arrangements

We do not have employment agreements or contracts with any of our Named Executive Officers other than James Pritchett and Karen Evans.

For 2008, the compensation committee has determined to pay:

•

Sebastian Cassetta a base salary of $130,000 and a potential bonus of up to 40% of the base salary ($52,000);

•

Melvyn Brunt a base salary of $200,000, a potential bonus of up to 30% of the base salary ($60,000) and options to purchase up to 60,000 shares of our common stock;

•

James Pritchett a base salary of $170,000 and options to purchase up to 60,000 shares of our common stock; and

•

Karen Evans a base salary of $120,000, a potential bonus of up to 30% of the base salary ($36,000) and options to purchase up to 40,000 shares of our common stock.

Our Costar Video Systems, LLC subsidiary is party to an employment agreement with James Pritchett dated June 20, 2006. The agreement has a three year term ending June 20, 2009. The agreement provides that Mr. Pritchett is to receive a base salary of $150,000 per annum, at least 3 weeks paid vacation and reimbursement of travel and business expenses incurred in connection with the performance of his duties. In addition, Mr. Pritchett is eligible to receive an annual incentive payment to the extent that the consolidated net income of Costar before interest, income taxes, depreciation and amortization exceeds certain established annual targets. The agreement is subject to early termination as follows: (a) by Costar (i) due to Mr. Pritchett’s death or total disability, (ii) without “cause” or (iii) for “cause,” and (b) by Mr. Pritchett for “good reason.” “Cause” and “good reason” are as defined in the employment agreement. In the event that the agreement is terminated by reason of the death or total disability of Mr. Pritchett, by Costar for “cause” or by Mr. Pritchett other than for “good reason,” then Costar shall be obligated to pay Mr. Pritchett (or his spouse or estate, as the case may be) (a) any accrued but unpaid base salary for services rendered to the date of termination, (b) any accrued but unpaid reimbursable expenses, (c) any accrued but unpaid vacation time and (d) for each full bonus eligible year worked by Mr. Pritchett, any incentive payment due and payable under the agreement. In the event the agreement is terminated by Costar without “cause,” then Costar shall be obligated to pay Mr. Pritchett (a) any accrued but unpaid base salary for services rendered to the date of termination, (b) any accrued but unpaid reimbursable expenses, (c) any accrued but unpaid vacation time, (d) Mr. Pritchett’s base salary for a period of six months following the date of termination and (e) for each full bonus eligible year worked by Mr. Pritchett, any incentive payment due and payable under the agreement, and for each partial bonus eligible year worked by Mr. Pritchett, a pro-rated portion of any incentive payment that would be due and payable under the agreement assuming that Mr. Pritchett had worked for Costar for the full bonus eligible year. In the event that the agreement is terminated by Mr. Pritchett for “good reason,” then Costar shall be obligated to pay Mr. Pritchett (a) any accrued but unpaid base salary for services rendered to the date of termination, (b) any accrued but unpaid reimbursable expenses, (c) any accrued but unpaid vacation time, (d) Mr. Pritchett’s base salary for a period of six months following the date of termination and (e) for each full bonus eligible year worked by Mr. Pritchett, any incentive payment due and payable under the agreement. Mr. Pritchett's base salary has been increased for the 2008 fiscal year as disclosed above.

Our L Q Corporation, Inc. subsidiary, prior to our merger with it on July 31, 2007, entered into an employment agreement with Karen G. Evans dated December 28, 2005. The agreement provides that Ms. Evan will receive: (a) a base salary at an annual rate of $100,000 and subject to deductions for taxes and other withholdings as required by law or the policies of the company; (b) a 1% commission on all Sielox, LLC net sales in calendar 2006; (c) a bonus worth 20 percent of base salary based upon the company achieving certain financial targets and goals & objectives to be agreed upon with the company; (d) standard company health, life, disability, vision, and dental insurance coverage, short and long term disability, life insurance and 401(k) plan, to the extent offered; and (e) five weeks of vacation per year, plus personal days per company policy. The agreement further provides that Ms. Evans will be entitled to three months severance if she is terminated without cause.  Either party can terminate the relationship at any time with or without cause and with or without notice. Ms. Evans' base salary has been increased for the 2008 fiscal year as disclosed above.

As part of the review of Melvyn Brunt's compensation for the fiscal year ending 2008, the compensation committee approved the payment to Mr. Brunt, in the event and upon the termination of his employment with the Company, of severance equal to six months salary.

The following stock option awards were granted in connection with our July 31, 2007 merger with L Q Corporation, Inc.: Rory Cowan - 200,000 options; James Pritchett - 85,000 options; Sebastian Cassetta - 500,000 options; Melvyn Brunt - 300,000 options; and Karen Evans - 75,000 options.

2000 Stock Option and Incentive Plan

In February 2000, our Board of Directors and stockholders approved the 2000 Stock Option and Incentive Plan (the “2000 Plan”), which provides for the issuance of up to 4,017,250 shares of common stock. The 2000 Plan provides for awards in the form of Incentive Stock Options (“ISOs”), Non-Qualified Stock Options, restricted stock awards and other forms of awards to officers, directors, employees and consultants of the Company. At April 25, 2008, there were 3,357,814 shares available for issuance under the 2000 Plan.

The Board of Directors determines the term of each option, the option price, the number of shares for which each option is granted and the times at which each option vests. For holders of 10% or more of our outstanding common stock, ISOs may not be granted at less than 110% of the fair market value of the common stock at the date of grant.

Change of Control.  In the case of and subject to the consummation of any of the following (each a “Change of Control Event”): (a) the dissolution or liquidation of the Company; (b) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity; a merger, reorganization or consolidation in which the outstanding shares of Company stock are converted into or exchanged for a different kind of securities of the successor entity and the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction; or (d) the sale of all of the stock of the Company to an unrelated person or entity, then upon the effective time of the Change of Control Event, the 2000 Plan and all outstanding awards granted thereunder shall terminate, unless provision is made in connection with such Change of Control Event in the sole discretion of the parties to such Change of Control Event for the assumption or continuation of awards theretofore granted, or the substitution for such awards with new awards of the successor entity to the Company in such Change of Control Event or any parent or subsidiary thereof (or its successor) (each, a “Successor Entity”), with such adjustment as to the number and kind of shares and the per share exercise prices as the parties to such Change of Control Event shall agree. If the parties to such Change of Control Event shall agree to assume or continue the awards, then the vesting of awards shall accelerate (a) by one year if the grantee continues to be employed by a Successor Entity (or its successor) on the anniversary date of the closing of the Change of Control Event, effective as of the date of such anniversary, or (B) by two years less the amount of time the grantee has been employed by a Successor Entity if the grantee’s employment with the Company and its subsidiaries or the Successor Entity is terminated by the Company or its subsidiaries or the Successor Entity without Cause (as defined below) or by the grantee for Good Reason (as defined below), effective as of the date of such termination of employment.

If no provision is made for the assumption or continuation of outstanding Awards in connection with a Change of Control Event, then all outstanding Awards shall become fully vested and exercisable immediately prior to the closing of the Change of Control Event and shall terminate upon the closing of the Change of Control Event. In the event of such termination, each grantee shall be permitted, within a specified period of time prior to the consummation of the Change of Control Event as determined by the Administrator, to exercise all outstanding Awards held by such grantee, including those that will become exercisable upon the consummation of the Change of Control Event; provided, however, that the exercise of Awards not exercisable prior to the Change of Control Event shall be subject to the consummation of the Change of Control Event.

As used above, “Cause” means a vote of the Board of Directors of the Company or the Successor Entity, as the case may be, resolving that the grantee should be dismissed as a result of: (i) any material breach by the grantee of any employment agreement between the grantee and the Company or the Successor Entity, as the case may be; (ii) the conviction of or plea of nolo contendere by the grantee to a felony or any crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the grantee of the grantee's duties to the Company or its subsidiaries or Successor Entity, as the case may be. As used above, “Good Reason” means the occurrence of any of the following events: (i) a substantial adverse change or diminution in the nature or scope of the grantee's responsibilities, authorities, title, powers, functions or duties; (ii) a reduction in the grantee's annual base salary except for an across-the-board salary reduction similarly affecting all or substantially all employees, or any material failure of the Company or any Successor Entity to provide the grantee with such other employee benefits to which the grantee was entitled immediately prior to the Change of Control Event, except for an across-the-board change in benefits affecting all or substantially all employees; or (iii) the relocation of the offices at which the grantee is principally employed to a location more than 50 miles from such offices.

2000 Employee Stock Option and Incentive Plan

In October 2000, our Board of Directors approved the 2000 Employee Stock Option and Incentive Plan (the “2000 Employee Plan”), which originally provided for the issuance of up to 1,500,000 shares of common stock, under NSO’s to our employees and key persons other than any member of our Board of Directors or any other individual who is subject to the reporting and other provisions of Section 16 of the Securities Exchange Act of 1934.  In January

2001, in connection with the one-time employee option exchange incentive program, the Board of Directors amended this plan to increase the number of shares of common stock available for issuance under the plan to 2,654,750. At April 25, 2008, there were 2,250,374 shares available for issuance under this plan. The Board of Directors determines the term of each option, the option price, the number of shares for which each option is granted and the times at which each option vests.

The Company calculates the fair value of each option grant at the date of grant using the Black-Scholes option pricing method, as set forth in SFAS No. 123(R), using the following assumptions:

	Year Ended December 31,
	2007	2006	2005
Risk-free interest rate	4.00%	4.34%	4.30%
Weighted-average expected life (in years)	10	10	10
Expected dividend yield	0.0%	0.0%	0.0%
Expected stock price volatility	20%	55%	55%

Director Compensation

The following table contains information concerning the compensation of our directors for the fiscal year ended December 31, 2007. Sabastian Cassetta is not included in this table as he is paid as an employee and thus receives no compensation for his serves as a director. The compensation received by Mr. Cassetta is shown above under the heading “Summary Compensation Table.”

Name	Fees Earned or Paid in Cash	Options Awards(1)	All Other Compensation	Total
Rory Cowan	$17,217	$25,480(2)	$25,000(3)	$67,697
Steven Berns	$12,000	$11,158(4)	$25,000(3)	$48,158
Dianne McKeever	$1,000	$9,845(5)	—	$10,845
Edward Rollins	$12,000	$6,370(6)	—	$18,370

______________

(1)

Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007 in accordance with SFAS 123(R). A discussion of valuation assumptions used for purposes of the SFAS 123(R) calculation is included under Note 2 to the Company’s Consolidated Financial Statements set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007.

(2)

As of December 31, 2007, Mr. Cowan owned options to purchase an aggregate of 300,000 shares of our common stock.

(3)

Represents a one time payment for assistance with our merger with L Q Corporation, Inc.

(4)

As of December 31, 2007, Mr. Berns owned options to purchase an aggregate of 87,584 shares of our common stock.

(5)

As of December 31, 2007, Ms. McKeever owned options to purchase an aggregate of 77,280 shares of our common stock.

(6)

As of December 31, 2007, Mr. Rollins owned options to purchase an aggregate of 50,000 shares of our common stock.

In September 2007, our Board approved a plan that entitles our Chairman to cash compensation of $20,000 upon initial election and annually thereafter and entitles our other non-employee directors to cash compensation of $10,000 upon initial election and annually thereafter during their term of service. The plan also provides non-employee directors with $1,000 per meeting of the Board attended during their term of service. In addition, the plan provides that attendance at committee meetings will be compensated at the rate of $1,000 per meeting for members and $2,000 per meeting for the chairperson.

Non-employee directors are currently entitled to fully vested options to purchase 50,000 shares of common stock upon initial election and option to purchase up to 25,000 shares of common stock annually thereafter during their term of service.

Equity Compensation Plan Information

The following table provides information as of December 31, 2007 regarding shares of common stock of the Company that may be issued under the 2000 Plan and the 2000 Employee Plan.

Plan category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plan (excluding securities referenced in column (a))
Equity compensation plans approved by security holders(1)	1,313,000	$0.32	4,624,840
Equity compensation plans not approved by security holders(2)	100,000(3)	$0.55	2,549,740
TOTAL	1,413,000(3)	$0.39	7,174,580

______________

(1)

Represents the 2000 Plan.

(2)

Represents the 2000 Employee Plan.

(3)

Does not include purchase rights accruing under the 2000 Employee Plan because the purchase price (and therefore the number of shares to be purchased) will not be determined until the end of the purchase period.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table presents information with respect to beneficial ownership of the common stock as of April 25, 2008 by:

•

each person known by us to beneficially own more than 5% of the common stock;

•

individuals serving as our Named Executive Officers;

•

each of our directors and the nominees for director; and

•

all executive officers and directors as a group.

Except as otherwise noted, the address of each person/entity listed in the table is c/o Sielox, Inc., 170 East Ninth Avenue, Runnemede, New Jersey 08078. The table includes all shares of common stock issuable within 60 days of April 25, 2008 upon the exercise of options and other rights beneficially owned by the indicated stockholders on that date. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to all shares of common stock. To our knowledge, except under applicable community property laws or as otherwise indicated, the persons named in the table have sole voting and sole investment control with respect to all shares of common stock beneficially owned. The applicable percentage of ownership for each stockholder is based on 35,982,295 shares of common stock outstanding as of April 25, 2008. Shares of common stock issuable upon exercise of options and other rights beneficially owned are deemed outstanding for the purpose of computing the percentage ownership of the person holding those options and other rights, but are not deemed outstanding for computing the percentage ownership of any other person.

Name of Beneficial Owner	Number of Shares	Percent
Barington Capital Group, L.P. and related entities 888 Seventh Avenue, 17th Floor New York, NY 10019	5,871,686(1)	16.32
Lloyd I. Miller, III 4550 Gordon Drive Naples, Florida 34102	4,619,265(2)	12.84
Jay Gottlieb 27 Misty Brook Lane New Fairfield, CT	2,000,000(3)	5.56
Sebastian E. Cassetta	666,480(4)	*
Melvyn Brunt	469,920(4)	*
James Pritchett	205,500(5)	*
Karen Evans	27,950(4)	*
Rory J. Cowan	300,000(4)	*
Steven Berns	87,584(4)	*
Dianne McKeever	77,280(4)	*
All executive officers and directors as a group (consisting of 7 persons)	1,834,714(4)(5)	4.87

__________

(*)

Represents less than 2% of the outstanding shares of common stock.

(1)

This information is based solely on a Schedule 13D, as amended, filed with the SEC on February 5, 2008
by Barington Companies Equity Partners, L.P. (“Equity Partners”),   Barington Companies Investors, LLC

(“Investors”), Barington Companies Offshore Fund, Ltd. (“Offshore Fund”), Barington Offshore Advisors II, LLC (“Offshore Advisors II”), Barington Capital Group, L.P. (“Capital Group”), LNA Capital Corp. (“LNA”) and James Mitarotonda. According to such filing:

•

As of February 4, 2008, Equity Partners beneficially owned an aggregate of 1,051,873 shares of our common stock.

•

As of February 4, 2008, Offshore Fund beneficially owned an aggregate of 1,177,634 shares of our common stock.

•

As the general partner of Equity Partners, Investors may be deemed to beneficially own the 1,051,873 shares of our common stock beneficially owned by Equity Partners.

•

As the investment advisor to Offshore Fund, Offshore Advisors II may be deemed to beneficially own the 1,177,634 shares of our common stock beneficially owned by Offshore Fund.

•

As of February 4, 2008, Capital Group beneficially owned an aggregate of 2,409,643 shares of our common stock.

•

As the majority member of Investors and Offshore Advisors II, Capital Group may also be deemed to beneficially own the 1,051,873 shares of our common stock beneficially owned by Equity Partners and the 1,177,634 shares of our common stock beneficially owned by Offshore Fund, constituting an aggregate of 4,639,150 shares of our common stock.

•

As the general partner of Capital Group, LNA may be deemed to beneficially own the 1,051,873 shares of our common stock beneficially owned by Equity Partners, the 1,177,634 shares of our common stock beneficially owned by Offshore Fund and the 2,409,643 shares of our common stock beneficially owned by Capital Group, constituting an aggregate of 4,639,150 shares of our common stock.

•

As the sole stockholder and director of LNA, James Mitarotonda may be deemed to beneficially own the 1,051,873 shares of our common stock beneficially owned by Equity Partners, the 1,177,634 shares of our common stock beneficially owned by Offshore Fund and the 2,409,643 shares of our common stock beneficially owned by Capital Group, constituting an aggregate of 4,639,150 shares of our common stock.

•

Mr. Mitarotonda has sole voting and dispositive power with respect to the 1,051,873 shares of our common stock beneficially owned by Equity Partners, the 1,177,634 shares of our common stock beneficially owned by Offshore Fund and the 2,409,643 shares of our common stock beneficially owned by Capital Group by virtue of his authority to vote and dispose of such shares. Mr. Mitarotonda disclaims beneficial ownership of any such shares except to the extent of his pecuniary interest therein.

Also includes 1,232,536 shares of common stock issuable upon the exercise of options granted to Mr. Mitarotonda. As a result, Mr. Mitarotonda may be deemed to beneficially own an aggregate of 5,871,686 shares of our common stock.

(2)

This information is based on a Schedule 13G/A (the “Schedule 13G/A”) filed by Lloyd I. Miller, III with the SEC on February 11, 2008, and a Schedule 13G (the “Schedule 13G”) filed by The PNC Financial Services Group, Inc. (“FSG”), PNC Bancorp, Inc. (“Bancorp”) and PNC Bank, National Association (“PNCNA”) with the SEC on February 8, 2008.

According to the Schedule 13G/A, Mr. Miller (a) has sole voting and dispositive power with respect to 2,495,792 of the reported securities as (i) a manager of a limited liability company that is the general partner of a certain limited partnership and (ii) as an individual, and (b) has shared voting and dispositive power with respect to 2,123,473 of the reported securities as an investment advisor to the trustee of a certain family trust.

According to the Schedule 13G, 2,123,473 of the reported securities are held in trust accounts created by an Amended and Restated Trust Agreement dated September 20, 1983, in which Lloyd I. Miller, Jr. was grantor and for which PNCNA serves as trustee. In connection therewith, Mr. Miller and PNCNA, in its capacity as trustee, entered into an Investment Advisory Agreement dated as of April 1, 2002. The address of FSG and of PNCNA is One PNC Plaza, 249 Fifth Avenue, Pittsburgh, PA 15222-2707, and the address of Bancorp is 300 Delaware Avenue, Suite 304, Wilmington, DE 19801.

(3)

This information is based on a Schedule 13D, as amended, filed by Jay Gottlieb with the SEC on July 20, 2006. According to such Schedule 13D, 1,509,030 of these shares are owned by Mr. Gottlieb, and 490,970 are beneficially owned by the Laurick Trust. The trust is for the benefit of Mr. Gottlieb’s adult children. Mr. Gottlieb, as trustee of both trusts, has sole responsibility to vote and dispose of these shares as well as the shares in his name. Mr. Gottlieb disclaims beneficial ownership of any such shares held by him as trustee for the benefit of his adult children

(4)

Represents shares of common stock issuable upon the exercise of options.

(5)

Includes 30,500 shares of common stock issuable upon the exercise of options.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Transactions with Related Persons

James A. Mitarotonda, who previously served as a director and served as our President and Chief Executive Officer until April 18, 2007, is Chairman, President and Chief Executive Officer of a corporation that is the general partner of Barington Capital Group, L.P. Mr. Mitarotonda is also the former Chairman and former Chief Executive Officer of L Q Corporation.

Sebastian E. Cassetta, who serves as our President and Chief Executive Officer and the Chief Executive Officer of our Costar subsidiary, is a Senior Managing Director and the Chief Operating Officer of Barington. Mr. Cassetta was also a director, President and Chief Executive Officer of L Q Corporation.

Melvyn Brunt, our Chief Financial Officer, was formerly the Chief Financial Officer of Barington.

Dianne K. McKeever, who serves as a member of our Board of Directors, resigned her position of research analyst at Barington, effective January 30, 2008. Ms. McKeever was a director of L Q Corporation prior to its merger with us.

For a description of all 5% and greater owners of the Company’s voting securities, see the section of this Proxy Statement entitled “Security Ownership Of Certain Beneficial Owners And Management And Related Stockholder Matters.”

Sielox, Inc.

We relocated our principal executive offices as of January 1, 2004 to an office maintained by Barington, until we again relocated to our current executive offices in Runnemede, New Jersey in August 2007.

The Company entered into an amended administrative services agreement with Barington dated as of December 17, 2004. Under the amended agreement, which ran through December 31, 2006, Barington was to be paid a fee of $15,000 per month for performing certain administrative, accounting and other services on behalf of the Company. As of March 1, 2006, the Company and Barington agreed to reduce the fee to $7,500 per month. In addition, Barington was to be paid a fee of $175 an hour for any legal services provided by Barington on behalf of the Company at the Company’s request. The Company also agreed that in the event that Barington identified for the Company a business transaction and/or provided the Company with financial consulting or merger and acquisition services in connection with such business transaction, the Company would pay Barington a fee to be agreed upon between Barington and the Board of Directors of the Company. In connection with the amended agreement, the Company granted options to certain designees of Barington to purchase, in the aggregate, 320,000 shares of the Company’s common stock.

On January 5, 2007, we entered into a letter agreement with Barington with respect to the engagement of Barington by our Special Committee to provide assistance as it may reasonably request with respect to the merger between us and L Q Corporation. The Company agreed to pay Barington a fee of $100,000 as compensation for its services, as well as reimburse Barington for all of its reasonable and documented out-of-pocket expenses. Such $100,000 payment was subsequently reduced to $75,000 and was paid in shares of our common stock.

On March 30, 2007, the Company entered into an amendment to the administrative services agreement with Barington, effective as of January 1, 2007. Under the amended agreement, which ran through December 31, 2007, Barington was paid a fee of $7,500 per month for performing certain administrative, accounting and other services on behalf of the Company until the closing of the transactions contemplated by the merger with L Q Corporation, at which point the fee was increase to a rate of $10,000 per month.

On May 18, 2007, the Company entered into an amendment to the administrative services agreement with Barington. The amendment provides for the termination of the administrative services provided by Barington on behalf of the Company under the administrative services agreement (as well as the termination of the monthly payments made by the Company to Barington for such services) immediately following the closing of the transactions contemplated by the merger with L Q Corporation. Notwithstanding the termination of the administrative services provided by Barington following the closing of the merger, the administrative services agreement continued to run until December 31, 2007, therefore permitting us to continue to have access to legal and financial advisory services from Barington on an “as requested” basis. There was no requirement under the administrative services agreement, however, for the Company to utilize such services.

On December 31, 2007, our Board of Directors, by unanimous written consent of the Board, including each independent director, approved an amendment to the administrative services agreement with Barington, extending the term of the administrative services agreement through December 31, 2008.

Pursuant to a letter agreement dated February 26, 2007, Barington agreed to vote, and to cause its affiliates to vote, all of our shares owned by Barington and its affiliates in favor of our merger with L Q Corporation.

L Q Corporation, Inc.

From April 2006 through the consummation of our merger with L Q Corporation, L Q Corporation's principal executive offices were in an office maintained by Barington.

L Q Corporation entered into a services agreement with Barington dated as of November 18, 2004, which ran through June 30, 2006. Under this agreement, as amended as of May 10, 2006, L Q Corporation agreed to pay Barington $10,000 per month for providing certain administrative, accounting and other services on our behalf and a fee of $175 per hour for any legal services provided by Barington. L Q Corporation also agreed that in the event Barington identified a business transaction and provided L Q Corporation with financial consulting services in connection with such business transaction, L Q Corporation would pay Barington a fee of two percent of the amount of the consideration paid in the transaction.

On July 12, 2006, the Board of Directors of L Q Corporation approved an amendment to the services agreement, dated as of June 30, 2006, to extend the terms of the agreement until December 31, 2007. The agreement was previously set to expire by its terms on June 30, 2006. The services agreement with L Q Corporation was terminated upon the consummation of our merger with L Q Corporation.

On January 5, 2007, L Q Corporation entered into a letter agreement with Barington with respect to the engagement of Barington by the L Q Corporation Special Committee to provide assistance with respect to the merger between us and L Q Corporation. L Q Corporation agreed to pay Barington a fee of $100,000 as compensation for its services, as well as reimburse Barington for all of its reasonable and documented out-of-pocket expenses. Such $100,000 payment was subsequently reduced to $75,000 and was paid in shares of our common stock.

Review, Approval or Ratification of Transactions with Related Persons

Pursuant to the Charter of the Audit Committee, the Audit Committee is charged, on behalf of the Board, with conducting an appropriate review of all related party transactions for potential conflict of interest situations on an ongoing basis, and the approval of the Audit Committee is required for all such transactions.

PROPOSAL TWO

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of our Board of Directors has appointed Rothstein Kass & Company, P.C. as our independent auditor for 2008. We expect a representative of our independent auditors to attend the 2008 Annual Meeting of Stockholders. Such representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Stockholder Ratification

We are not required to submit the appointment of Rothstein Kass & Company, P.C. for ratification by our stockholders. However, we are doing so as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the audit committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such an appointment would be in our best interests and that of our stockholders.

The Board of Directors, based upon the recommendation of the audit committee, unanimously recommends a vote FOR the ratification of the appointment of Rothstein Kass & Company, P.C. as the independent registered public accounting firm to serve as our auditors for 2008

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The public accounting firm of Rothstein Kass & Company, P.C. has served as our independent accountant to perform the audit of our financial statements for the fiscal years ended December 31, 2007 and December 31, 2006. The table below sets forth the aggregate audit fees, audit-related fees, tax fees and all other fees billed for services rendered by our principal accountants in our fiscal years ended December 31, 2007 and 2006.

Fee Category	Fiscal 2007	Fiscal 2006

Audit Fees (1)	$123,000	$122,000
Audit-Related Fees (2)	$30,000	76,000
Tax Fees (3)	$17,000	28,000
Total Fees	$170,000	$226,000

______________

(1)

These consist of fees billed for professional services rendered for the audit of our annual financial statements and review of the interim financial statements included in quarterly 10-Q reports and for services normally provided in connection with statutory and regulatory filings.

(2)

These consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements that are not reported under “Audit Fees.” These services include accounting consultations in connection with acquisitions and consultations concerning financial accounting and reporting standards.

(3)

These consist of fees billed for professional services for tax compliance, tax advice and tax planning.

Pre-Approval Policies and Procedures of Audit Committee

The Audit Committee has responsibility for the appointment, compensation and oversight of the work of the independent accountant. As part of this responsibility, the Audit Committee must pre-approve all permissible services to be performed by the independent accountant.

The Audit Committee has adopted an auditor pre-approval policy which sets forth the procedures and conditions pursuant to which pre-approval may be given for services performed by the independent auditor. Under the policy, the Committee must give prior approval for all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided. Prior approval need not be given with respect to the provision of non-audit services if certain “de minimis” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. The Audit Committee may delegate to one or more of its members authority to approve a request for pre-approval provided the member reports any approval so given to the Audit Committee at its next scheduled meeting.

ANNUAL REPORT

Our 2007 Annual Report is being mailed to stockholders together with this proxy statement. No part of such Annual Report shall be regarded as proxy-soliciting material or as a communication by means of which any solicitation is being or is to be made. We will provide without charge to each of our stockholders, upon the written request of any such stockholders, a copy of our Annual Report on Form 10-K for the year ended December 31, 2007, exclusive of exhibits. Written requests for such Form 10-K should be sent to Sielox, Inc., 170 East Ninth Avenue, Runnemede, New Jersey 08078; Attention: Corporate Secretary.

OTHER MATTERS

Our Board of Directors knows of no other matters to be brought before the meeting. However, if other matters should come before the meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his or her judgment on such matters.

2009 STOCKHOLDER PROPOSALS

Stockholders are entitled to submit proposals on matters appropriate for stockholder action consistent with regulations of the Securities and Exchange Commission. In order for stockholder proposals for our 2009 Annual Meeting of Stockholders to be eligible for inclusion in our proxy statement, they must be received by us at the below address not later than January 31, 2009.

In addition, our By-laws contain certain notice and procedural requirements applicable to director nominations by stockholders and stockholder proposals, irrespective of whether the proposal is to be included in our proxy materials. If a stockholder commences his or her own proxy solicitation for the 2009 annual meeting of stockholders or seeks to nominate a candidate for election or proposes business for consideration at such meeting, a stockholder’s notice shall be delivered to the Secretary of the Company at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days before or delayed by more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. If the notice is not received by such date, it will be considered untimely under our By-laws. All notices must comply with the requirements of our By-laws.

Proposals and notices should be directed to Sielox, Inc., 170 East Ninth Avenue, Runnemede, New Jersey 08078; Attention: Corporate Secretary.

ANNEX A

SIELOX, INC.

AUDIT COMMITTEE CHARTER

I.

General Statement of Purpose

The purposes of the Audit Committee of the Board of Directors (the “Audit Committee”) of Sielox, Inc. (the “Company”) are to:

•

oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements;

•

take, or recommend that the Board of Directors of the Company (the “Board”) take, appropriate action to oversee the qualifications, independence and performance of the Company’s independent auditors; and

•

prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.

II.

Composition

The Audit Committee shall consist of at least three (3) members of the Board, each of whom must (1) be “independent” as defined in Rule 4200(a)(15) under the Marketplace Rules of the National Association of Securities Dealers, Inc. (“NASD”); (2) meet the criteria for independence set forth in Rule 10A-3(b)(1) promulgated under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), subject to the exemptions provided in Rule 10A-3(c) under the Exchange Act; and (3) not have participated in the preparation of the financial statements of the Company or a current subsidiary of the Company at any time during the past three years.

Notwithstanding the foregoing, one director who (1) is not “independent” as defined in Rule 4200 under the Marketplace Rules of the NASD; (2) satisfies the criteria for independence set forth in Section 10A(m)(3) of the Exchange Act and the rules thereunder; and (3) is not a current officer or employee or a Family Member of such officer or employee, may be appointed to the Audit Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.  A member appointed under this exception may not serve on the Audit Committee for more than two years and may not chair the Audit Committee.

Each member of the Audit Committee must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement.  At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.  One or more members of the Audit Committee may qualify as an “audit committee financial expert” under the rules promulgated by the SEC.

The Nominating and Corporate Governance Committee shall recommend to the Board nominees for appointment to the Audit Committee annually and as vacancies or newly created positions occur.  The members of the Audit Committee shall be appointed annually by the Board and may be replaced or removed by the Board with or without cause.  Resignation or removal of a Director from the Board, for whatever reason, shall automatically and without any further action constitute resignation or removal, as applicable, from the Audit Committee.  Any vacancy on the Audit Committee, occurring for whatever reason, may be filled only by the Board.  The Board shall designate one member of the Audit Committee to be Chairman of the committee.

III.

Compensation

A member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the Board or any other committee established by the Board, receive directly or indirectly from the Company any consulting, advisory or other compensatory fee from the Company.  A member of the Audit Committee may receive additional directors’ fees to compensate such member for the significant time and effort expended by such member to fulfill his or her duties as an Audit Committee member.

IV.

Meetings

The Audit Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this charter, but not less frequently than quarterly.  A majority of the members of the Audit Committee shall constitute a quorum for purposes of holding a meeting and the Audit Committee may act by a vote of a majority of the members present at such meeting.  In lieu of a meeting, the Audit Committee may act by unanimous written consent.  The Chairman of the Audit Committee, in consultation with the other committee members, may determine the frequency and length of the committee meetings and may set meeting agendas consistent with this Charter.

V.

Responsibilities and Authority

A.

Review of Charter

•

The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend to the Board any amendments or modifications to the Charter that the Audit Committee deems appropriate.

B.

Annual Performance Evaluation of the Audit Committee

•

At least annually, the Audit Committee shall evaluate its own performance and report the results of such evaluation to the Nominating and Corporate Governance Committee.

C.

Matters Relating to Selection, Performance and Independence of Independent Auditor

•

The Audit Committee shall be directly responsible for the appointment, retention and termination, and for determining the compensation, of the Company’s independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.  The Audit Committee may consult with management in fulfilling these duties, but may not delegate these responsibilities to management.

•

The Audit Committee shall be directly responsible for oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

•

The Audit Committee shall instruct the independent auditor that the independent auditor shall report directly to the Audit Committee.

•

The Audit Committee shall pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to the Company by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Company if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied.  This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

•

The Audit Committee may review and approve the scope and staffing of the independent auditors’ annual audit plan(s).

•

The Audit Committee shall request that the independent auditor provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, as modified or supplemented, require that the independent auditor submit to the Audit Committee on a periodic basis a formal written statement delineating all relationships between the independent auditor and the Company, discuss with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, and based on such disclosures, statement and discussion take or recommend that the Board take appropriate action in response to the independent auditor’s report to satisfy itself of the independent auditor’s independence.

•

The Audit Committee may consider whether the provision of the services covered in Items 9(e)(2) and 9(e)(3) of Regulation 14A of the Exchange Act (or any successor provision) is compatible with maintaining the independent auditor’s independence.

•

The Audit Committee shall evaluate the independent auditors’ qualifications, performance and independence, and shall present its conclusions with respect to the independent auditors to the full Board.  As part of such evaluation, at least annually, the Audit Committee shall:

•

obtain and review a report or reports from the independent auditor describing (1) the auditor’s internal quality-control procedures, (2) any material issues raised by the most recent internal quality-control review or peer review of the auditors or by any inquiry or investigation by government or professional authorities, within the preceding five years, regarding one or more independent audits carried out by the auditors; and any steps taken to address any such issues, and (3) in order to assess the auditor’s independence, all relationships between the independent auditor and the Company;

•

review and evaluate the performance of the independent auditor and the lead partner (and the Audit Committee may review and evaluate the performance of other members of the independent auditor’s audit staff); and

•

assure the regular rotation of the audit partners (including, without limitation, the lead and concurring partners) as required under the Exchange Act and Regulation S-X.

In this regard, the Audit Committee shall also (1) seek the opinion of management and the internal auditors of the independent auditors’ performance and (2) consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm.

•

The Audit Committee may recommend to the Board polices with respect to the potential hiring of current or former employees of the independent auditor.

D.

Audited Financial Statements and Annual Audit

•

The Audit Committee shall review the overall audit plan (both internal and external) with the independent auditor and the members of management who are responsible for preparing the Company’s financial statements, including the Company’s Chief Financial Officer and/or principal accounting officer or principal financial officer (the Chief Financial Officer and such other officer or officers are referred to herein collectively as the “Senior Accounting Executive”).

•

The Audit Committee shall review and discuss with management (including the Company’s Senior Accounting Executive) and with the independent auditor the Company’s annual audited financial statements, including (a) all critical accounting policies and practices used or to be used by the Company, (b) the Company’s disclosures under “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” prior to the filing of the Company’s Annual Report on Form 10-K, and (c) any significant financial reporting issues that have arisen in connection with the preparation of such audited financial statements.

•

The Audit Committee must review:

(i)

any analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.  The Audit Committee may consider the ramifications of the use of such alternative disclosures and treatments on the financial statements, and the treatment preferred by the independent auditor.  The Audit Committee may also consider other material written communications between the registered public accounting firm and management, such as any management letter or schedule of unadjusted differences;

(ii)

major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of any material control deficiencies;

(iii)

major issues regarding accounting principles and procedures and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles; and

(iv)

the effects of regulatory and accounting initiatives, as well as off-balance sheet transactions and structures, on the financial statements of the Company.

•

The Audit Committee shall review and discuss with the independent auditor (outside of the presence of management) how the independent auditor plans to handle its responsibilities under the Private Securities Litigation Reform Act of 1995, and request assurance from the auditor that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

•

The Audit Committee shall review and discuss with the independent auditor any audit problems or difficulties and management’s response thereto.  This review shall include (1) any difficulties encountered by the auditor in the course of performing its audit work, including any restrictions on the scope of its activities or its access to information, (2) any significant disagreements with management and (3) a discussion of the responsibilities, budget and staffing of the Company’s internal audit function.

•

This review may also include:

(i)

any accounting adjustments that were noted or proposed by the auditors but were “passed” (as immaterial or otherwise);

(ii)

any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement; and

(iii)

any management or internal control letter issued, or proposed to be issued, by the auditors.

•

The Audit Committee shall discuss with the independent auditors those matters brought to the attention of the Audit Committee by the auditors pursuant to Statement on Auditing Standards No. 61, as amended (“SAS 61”).

•

The Audit Committee shall also review and discuss with the independent auditors the report required to be delivered by such auditors pursuant to Section 10A(k) of the Exchange Act.

•

If brought to the attention of the Audit Committee, the Audit Committee shall discuss with the CEO and CFO of the Company (1) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the

Company’s ability to record, process, summarize and report financial information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act, within the time periods specified in the SEC’s rules and forms, and (2) any fraud involving management or other employees who have a significant role in the Company’s internal control over financial reporting.

•

Based on the Audit Committee’s review and discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by SAS 61, and (3) with the independent auditor concerning the independent auditor’s independence, the Audit Committee shall make a recommendation to the Board as to whether the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-K for the last fiscal year.

•

The Audit Committee shall prepare the Audit Committee report required by Item 306 of Regulation S-K of the Exchange Act (or any successor provision) to be included in the Company’s annual proxy statement.

E.

Unaudited Quarterly Financial Statements

•

The Audit Committee shall review and may discuss with management and the independent auditor as appropriate, prior to the filing of the Company’s Quarterly Reports on Form 10-Q, (1) the Company’s quarterly financial statements and the Company’s related disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” (2) such issues as may be brought to the Audit Committee’s attention by the independent auditor pursuant to Statement on Auditing Standards No. 100, and (3) any significant financial reporting issues that have arisen in connection with the preparation of such financial statements.

F.

Earnings Press Releases

•

The Audit Committee shall review and discuss the Company’s earnings and related financial information expected to be announced in any press releases, as well as financial information and earnings guidance provided to analysts and rating agencies, including, in general, the types of information to be disclosed and the types of presentation to be made (paying particular attention to the use of “pro forma” or “adjusted” non-GAAP information).

G.

Risk Assessment and Management

•

The Audit Committee shall discuss the process by which the Company’s exposure to risk is assessed and managed by management.

•

In connection with the Audit Committee’s discussion of the Company’s risk assessment and management guidelines, the Audit Committee may discuss or consider the Company’s major financial risk exposures and the steps that the Company’s management has taken to monitor and control such exposures.

H.

Procedures for Addressing Complaints and Concerns

•

The Audit Committee shall establish procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

•

The Audit Committee may review and reassess the adequacy of these procedures periodically and adopt any changes to such procedures that the Audit Committee deems necessary or appropriate.

I.

Regular Reports to the Board

•

The Audit Committee shall regularly report to and review with the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the independent auditors, the performance of the internal audit function and any other matters that the Audit Committee deems appropriate or is requested to review for the benefit of the Board.

VI.

Additional Authority

The Audit Committee is authorized, on behalf of the Board, to do any of the following as it deems necessary or appropriate:

A.

Engagement of Advisors

•

The Audit Committee may engage independent counsel and such other advisors it deems necessary or advisable to carry out its responsibilities and powers, and, if such counsel or other advisors are engaged, shall determine the compensation or fees payable to such counsel or other advisors.

B.

Legal and Regulatory Compliance

•

The Audit Committee may discuss with management and the independent auditor, and review with the Board, the legal and regulatory requirements applicable to the Company and its subsidiaries and the Company’s compliance with such requirements.  After these discussions, the Audit Committee may, if it determines it to be appropriate, make recommendations to the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations.

•

The Audit Committee may discuss with management legal matters (including pending or threatened litigation) that may have a material effect on the Company’s financial statements or its compliance policies and procedures.

C.

Conflicts of Interest

•

The Audit Committee shall conduct an appropriate review of all related party transactions for potential conflict of interest situations on an ongoing basis, and the approval of the Audit Committee shall be required for all such transactions.

D.

General

•

The Audit Committee may form and delegate authority to subcommittees consisting of one or more of its members as the Audit Committee deems appropriate to carry out its responsibilities and exercise its powers.

•

The Audit Committee may perform such other oversight functions outside of its stated purpose as may be requested by the Board from time to time.

•

In performing its oversight function, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditor and such experts, advisors and professionals as may be consulted with by the Audit Committee.

•

The Audit Committee is authorized to request that any officer or employee of the Company, the Company’s outside legal counsel, the Company’s independent auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee.

•

The Audit Committee is authorized to incur such ordinary administrative expenses as are necessary or appropriate in carrying out its duties.

•

The Audit Committee may perform such other functions as may be requested by the Board from time to time.

Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company’s financial statements or determining whether the Company’s financial statements are complete, accurate and in accordance with GAAP.  Such responsibilities are the duty of management and, to the extent of the independent auditor’s audit responsibilities, the independent auditor.  In addition, it is not the duty of the Audit Committee to conduct investigations or to ensure compliance with laws and regulations.

SIELOX, INC.

AUDIT COMMITTEE COMPLAINT PROCEDURES

This policy outlines the procedures that the Audit Committee of the Board of Directors of Sielox, Inc. (together with its subsidiaries, the “Company”) has established with respect to the receipt, treatment and retention of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters (collectively, “Complaints”).

I. Procedures for Receiving Complaints

Complaints may be submitted to the Company as follows:

•

The complaining party may speak with the Company’s Chief Financial Officer.  During this conversation, the complaining party should identify the subject matter of his or her Complaint and the practices that are alleged to constitute an improper accounting, internal accounting control or auditing matter, providing as much detail as possible; and/or

•

The complaining party may place an anonymous phone call to a designated phone number referred to as the “Employee Reporting Line” for receipt of Complaints, and leave a message.  The Employee Reporting Line may be reached after regular business hours at (856) 861-4579.  The complaining party’s message should identify the subject matter of his or her Complaint and the practices that are alleged to constitute an improper accounting, internal accounting control or auditing matter, providing as much detail as possible; and/or

•

The complaining party may submit a confidential memorandum to the Company’s Chief Financial Officer through the Company’s post office box address.  The memorandum should identify the subject matter of his or her Complaint and the practices that are alleged to constitute an improper accounting, internal accounting control or auditing matter, providing as much detail as possible.  Written complaints should be addressed to Sielox, Inc., 170 East Ninth Avenue, Runnemede, NJ 08078, Attn: Chief Financial Officer.

All Company employees will be instructed through postings and the Company’s Code of Business Conduct and Ethics that any and all Complaints may be made anonymously and in a confidential manner in accordance with one or more of the procedures set forth above.  Employees will also be notified that, if they do not feel comfortable submitting a Complaint in accordance with these procedures or if they feel that a previously submitted Complaint was not adequately addressed, they may contact the Chairman of the Audit Committee directly by telephone or mail.  The Company will provide notice on a current basis through postings, the Company’s Code of Business Conduct and Ethics and/or such other manner as is determined by the Audit Committee from time to time of the names, phone numbers and addresses of the designated recipients to whom Complaints may be submitted.

Any Complaint received by the Company’s clearinghouse mechanism in accordance with the procedures set forth above will be forwarded in a confidential manner to the Chairman of the Audit Committee as soon as reasonably practicable following receipt of such Complaint.  In addition, management will be informed that any Complaint received outside of these procedures should likewise be forwarded in a confidential manner to the Company’s clearinghouse mechanism for screening and delivery to the Chairman of the Audit Committee, as appropriate, as soon as reasonably practicable following receipt of such Complaint.

To ensure that the Company’s clearinghouse mechanism is not inadvertently or improperly screening out Complaints that should be viewed by the Audit Committee, the Company’s clearinghouse mechanism will be charged with preparing and submitting to the Chairman of the Audit Committee prior to each regularly scheduled meeting of the Audit Committee, a table or other report detailing the time, date, nature and disposition of each complaint received by the Company’s clearinghouse mechanism since the date of the prior report.  The table or other report will be reviewed by the Audit Committee at its next regularly-scheduled meeting.

II. Procedures for Treating Complaints

Following receipt of a Complaint, the Chairman of the Audit Committee will promptly begin to conduct an initial evaluation of the Complaint.  The Chairman may delegate this authority to another member of the Audit Committee.  In connection with the initial evaluation, the Chairman or his or her designee will make a determination of:

•

whether the Complaint requires immediate investigation;

•

whether it can be held for discussion at the next regularly-scheduled meeting of the Audit Committee or whether a special meeting of the Audit Committee should be called; or

•

whether it does not relate to accounting, internal accounting controls or auditing matters and should be reviewed by a party other than the Audit Committee in accordance with the Company’s Code of Business Conduct and Ethics or other policies.

In any event, each Complaint will be discussed at the next meeting of the Audit Committee.  At that meeting, the Audit Committee will make a determination as to whether and how such Complaint will be investigated, or if the investigation has commenced, how to proceed with such investigation.  The Audit Committee may elect among the following options or may investigate the Complaint in another manner determined by the Audit Committee:

•

The Audit Committee may choose to investigate the Complaint on its own.

•

The Audit Committee may select a responsible designee within the Company to investigate the Complaint.  Under no circumstances should a member of the division of the Company that is the source of the Complaint be charged with its investigation.  In addition, if the Complaint was not made on an anonymous basis, the Audit Committee will determine whether it is appropriate to provide the designee with the identity of the complaining party.

•

The Audit Committee may retain an outside party (other than the Company’s independent auditor) to investigate the Complaint and assist in the Complaint’s evaluation.

•

The Audit Committee may retain outside counsel to initiate an investigation and work either with internal parties or an outside financial/forensic auditing company to assist in such investigation.

The investigating party designated by the Audit Committee will be permitted reasonable access to the Company and its documents and computer systems for purposes of conducting the investigation.  At the conclusion of its investigation, the investigating party will be responsible for making a full report to the Audit Committee with respect to the Complaint and, if requested by the Audit Committee, to make recommendations for corrective actions, if any, to be taken by the Company.

The Audit Committee will consider, if applicable, the recommendations of the investigating party and determine whether any corrective actions should be taken.  The Audit Committee will report to the Board of Directors not later than its next regularly-scheduled meeting with respect to the Complaint for which such investigation has been completed and, if applicable, any recommended corrective actions.  In the event that the Complaint involves any Director of the Company (whether in his or her role as a director, employee or officer of the Company or otherwise), the Audit Committee will make its report in an Executive Session of the Board of Directors (exclusive of any Director involved in such Complaint).

III. Procedures for Retaining Records Regarding Complaints

The Audit Committee will seek to ensure that all Complaints received by the Audit Committee, together with all documents pertaining to the Audit Committee’s or its designee’s investigation and treatment of any such Complaint, are retained in a secure location.  If a Complaint becomes the subject of a criminal investigation or civil litigation, all documents related to that Complaint will be retained until such investigation or litigation is resolved, including all appeals.  The Audit Committee may delegate this record retention obligation to an independent advisor or entity.

IV. Protection for Whistleblowers

At no time will there be any retaliation by the Company or at its direction against any employee for making a good faith complaint pursuant to the procedures described herein regarding accounting, internal accounting controls or auditing matters.

V. Disciplinary Action

Nothing in these procedures shall limit the Company or the Board of Directors or a committee or designee thereof in taking such disciplinary or other action under the Company’s Code of Business Conduct and Ethics or other applicable policies of the Company as may be appropriate with respect to any matter that is the subject of a Complaint.

VI. Periodic Review of Procedures

The Audit Committee will review the procedures outlined above and consider changes to such procedures on an annual basis.

ANNEX B

SIELOX, INC.

NOMINATING AND CORPORATE GOVERNANCE
COMMITTEE CHARTER

I.

General Statement of Purpose

The Nominating and Corporate Governance Committee of the Board of Directors (the “Nominating Committee”) of Sielox, Inc. (the “Company”), on behalf of the Board of Directors (the “Board”), is responsible for identifying individuals qualified to become board members, consistent with criteria approved by the Board, and for recommending that the Board select the director nominees for election at each annual meeting of stockholders.  The Nominating Committee is also responsible for developing and recommending to the Board a set of corporate governance guidelines applicable to the Company, periodically reviewing such guidelines and recommending any changes thereto, and overseeing the evaluation of the Board and its committees.

II.

Nominating Committee Composition

The number of individuals serving on the Nominating Committee shall be fixed by the Board from time to time but shall consist of no fewer than two members, each of whom shall satisfy the independence standards established pursuant to Rule 4200(a)(15) of the Marketplace Rules of the National Association of Securities Dealers, Inc.

The members of the Nominating Committee shall be appointed annually by the Board and may be replaced or removed by the Board at any time with or without cause.  Resignation or removal of the Director from the Board, for whatever reason, shall automatically constitute resignation or removal, as applicable, from this committee.  Vacancies occurring, for whatever reason, may be filled by the Board.  The Board shall designate one member of the Nominating Committee to serve as Chairman of the Nominating Committee.

III.

Meetings

The Nominating Committee generally is to meet as often as it determines is appropriate to carry out its responsibilities under this charter in person or by conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other.  A majority of the members of the Nominating Committee shall constitute a quorum for purposes of holding a meeting and the Nominating Committee may act by a vote of a majority of members present at such meeting.  In lieu of a meeting, the Nominating Committee may act by unanimous written consent.

IV.

Nominating Committee Activities

The Nominating Committee’s purpose and responsibilities shall be to:

A.

Review of Charter

•

Review and reassess the adequacy of this Charter annually and submit any proposed changes to the Board for approval.

B.

Annual Performance Evaluation of the Nominating Committee

•

Perform an annual performance evaluation of the Nominating Committee and report to the Board on the results of such evaluation.

C.

Selection of New Directors

•

Recommend to the Board criteria for Board and committee membership, which shall include a description of any specific, minimum qualifications that the Nominating Committee believes must be met by a Nominating Committee-recommended nominee, and a description of any specific qualities or skills that the Nominating Committee believes are necessary for one or more of the Company’s directors to possess, and annually reassess the adequacy of such criteria and submit any proposed changes to the Board for approval.  The current criteria for Board membership are attached to this Charter as Exhibit A.

•

Establish a policy with regard to the consideration of director candidates recommended by stockholders.  The current policy is that the Nominating Committee will review and consider any director candidates who have been recommended by stockholders in compliance with the procedures established from time to time by the Nominating Committee and set forth in this Charter.

•

Establish procedures to be followed by stockholders in submitting recommendations for director candidates to the Nominating Committee.  The current procedures to be followed by stockholders are set forth below:

1.

All stockholder recommendations for director candidates must be submitted to the Secretary of the Company, who will forward all recommendations to the Nominating Committee.

2.

All stockholder recommendations for director candidates must be submitted to the Company not less than 120 calendar days prior to the date on which the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting.

3.

All stockholder recommendations for director candidates must include the following information:

a.

The name and address of record of the stockholder.

b.

A representation that the stockholder is a record holder of the Company’s securities, or if the stockholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934.

c.

The name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years of the proposed director candidate.

d.

A description of the qualifications and background of the proposed director candidate which addresses the minimum qualifications and other criteria for Board membership approved by the Board from time to time and set forth in this Charter.

e.

A description of all arrangements or understandings between the stockholder and the proposed director candidate.

f.

The consent of the proposed director candidate (i) to be named in the proxy statement relating to the Company’s annual meeting of stockholders and (ii) to serve as a director if elected at such annual meeting.

g.

Any other information regarding the proposed director candidate that is required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission.

•

Establish a process for identifying and evaluating nominees for the Board, including nominees recommended by stockholders.  The current process for identifying and evaluating nominees for the Board is as follows:

1.

The Nominating Committee may solicit recommendations from any or all of the following sources: non-management directors, the Chief Executive Officer, other executive officers, third-party search firms or any other source it deems appropriate.

2.

The Nominating Committee will review and evaluate the qualifications of any such proposed director candidate, and conduct inquiries it deems appropriate.

3.

The Nominating Committee will evaluate all such proposed director candidates in the same manner, with no regard to the source of the initial recommendation of such proposed director candidate.

4.

In identifying and evaluating proposed director candidates, the Nominating Committee may consider, in addition to the minimum qualifications and other criteria for Board membership approved by the Board from time to time, all facts and circumstances that it deems appropriate or advisable, including, among other things, the skills of the proposed director candidate, his or her depth and breadth of business experience or other background characteristics, his or her independence and the needs of the Board.

•

Upon identifying individuals qualified to become members of the Board, consistent with the minimum qualifications and other criteria approved by the Board from time to time, recommend that the Board select the director nominees for election at each annual meeting of stockholders; provided that, if the Company is legally required by contract or otherwise to provide third parties with the ability to nominate individuals for election as a member of the Board (pursuant, for example, to the rights of holders of preferred stock to elect directors upon a dividend default or in accordance with shareholder agreements or management agreements), the selection and nomination of such director nominees shall be governed by such contract or other arrangement and shall not be the responsibility of the Nominating Committee.

•

Consider recommendations in light of the requirement that a majority of the Board be comprised of directors who meet the independence requirements set forth in Rule 4200(a)(15) of the Marketplace Rules of the National Association of Securities Dealers, Inc.

•

Recommend that the Board select directors for appointment to committees of the Board.

D.

Corporate Governance Guidelines

•

Develop and recommend to the Board a set of Corporate Governance Guidelines applicable to the Company.

•

Review and reassess the adequacy of the Corporate Governance Guidelines annually and recommend any proposed changes to the Board for approval.

E.

Evaluation and Education of Board of Directors

•

Oversee an annual evaluation of the Board and its committees for the prior fiscal year.

•

Develop a process to provide for the orientation of new directors and the continuing education of existing directors.

F.

Matters Relating to Retention and Termination of Search Firms to Identify Director Candidates

•

Exercise sole authority to retain and terminate any search firm that is to be used by the Company to assist in identifying director candidates.  The Nominating Committee shall also have sole authority to approve any such search firm’s fees and other retention terms.

V.

General

•

The Nominating Committee may establish and delegate authority to subcommittees consisting of one or more of its members, when the Nominating Committee deems it appropriate to do so in order to carry out its responsibilities.

•

The Nominating Committee shall make regular reports to the Board concerning areas of the Nominating Committee’s responsibility.

•

In carrying out its responsibilities, the Nominating Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management and such experts, advisors and professionals with whom the Nominating Committee may consult.  The Nominating Committee shall have the authority to request that any officer or employee of the Company, the Company’s outside legal counsel, the Company’s independent auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Nominating Committee or meet with any members of or advisors to the Nominating Committee. The Nominating Committee shall also have the authority to engage legal, accounting or other advisors to provide it with advice and information in connection with carrying out its responsibilities and shall have sole authority to approve any such advisor’s fees and other retention terms.

•

The Nominating Committee may perform such other functions as may be requested by the Board from time to time.

EXHIBIT A

Board Membership Criteria

The Nominating Committee believes that it is in the best interests of the Company and its stockholders to obtain highly qualified individuals to serve on the Board.

At a minimum, the Nominating Committee must be satisfied that each Nominating Committee-recommended nominee meets the following minimum qualifications:

•

The nominee shall have the highest personal and professional integrity, shall have demonstrated exceptional ability and judgment, and shall be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the stockholders.

•

The nominee shall be highly accomplished in his or her respective field, with superior credentials and recognition.

•

The nominee shall have sufficient time and availability to devote to the affairs of the Company, particularly in light of the number of boards on which the nominee may serve.

•

To the extent such nominee serves or has previously served on other boards, the nominee shall have a demonstrated history of actively contributing at board meetings.

In addition to the minimum qualifications for each nominee set forth above, the Nominating Committee shall recommend that the Board select persons for nomination to help ensure that:

•

A majority of the Board shall be “independent” in accordance with the standards established pursuant to Rule 4200(a)(15) of the Marketplace Rules of the National Association of Securities Dealers, Inc.

•

Each of its Audit, Compensation and Nominating Committees shall be comprised entirely of independent directors.

•

At least one member of the Audit Committee shall have such experience, education and other qualifications necessary to qualify as an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission.

Finally, in addition to any other standards the Nominating Committee may deem appropriate from time to time for the overall structure and composition of the Board, the Nominating Committee may consider the following factors when recommending that the Board select persons for nomination:

•

Whether the nominee has direct experience in the industry or in the markets in which the Company operates.

•

Whether the nominee, if elected, assists in achieving a mix of Board members that represents a diversity of background and experience.

SIELOX, INC.

CORPORATE GOVERNANCE GUIDELINES

The Board of Directors (the “Board”) of Sielox, Inc. (the “Company”) has adopted the corporate governance guidelines set forth below to assist and guide the Board in the exercise of its responsibilities.  These guidelines should be interpreted in accordance with any requirements imposed by applicable federal or state law or regulation and the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of the Company.  The Board may review and amend these guidelines from time to time.

I.

DIRECTOR QUALIFICATION STANDARDS

•

Director Criteria: The Board of Directors shall consider and approve from time to time the criteria that it deems necessary or advisable for prospective Director candidates.  The Board of Directors shall have full authority to modify such criteria from time to time as it deems necessary or advisable.

The Board of Directors has delegated to the Nominating and Corporate Governance Committee the responsibility for developing and recommending to the Board of Directors for its consideration and approval such criteria for prospective Director candidates as the Nominating and Corporate Governance Committee deems necessary or advisable.  The Nominating and Corporate Governance Committee will recommend to the Board of Directors from time to time such criteria for its consideration and approval.  The Board of Directors may, however, rescind this delegation to the Nominating and Corporate Governance Committee and thereafter the Board of Directors shall have the responsibility for developing and approving from time to time such criteria for prospective Director candidates as it deems necessary or advisable.

•

Process For Identifying and Selecting Directors: The Board of Directors has delegated to the Nominating and Corporate Governance Committee the responsibility of identifying suitable candidates for nomination to the Board of Directors (including candidates to fill any vacancies that may occur) and assessing their qualifications in light of the policies and principles in these corporate governance guidelines and the committee’s charter.  The Nominating and Corporate Governance Committee will recommend prospective Director candidates for the Board’s consideration and review the prospective candidates’ qualifications with the Board.  The Board of Directors shall retain the ultimate authority to nominate a candidate for election by the stockholders as a Director or to fill any vacancy that may occur.

In identifying prospective Director candidates, the Nominating and Corporate Governance Committee may consider all facts and circumstances that it deems appropriate or advisable, including, among other things, the skills of the prospective Director candidate, his or her depth and breadth of business experience or other background characteristics, his or her independence and the needs of the Board.

•

Independence: At least a majority of the members of the Board of Directors shall meet the definition of independence set forth in Rule 4200(a)(15) of the Marketplace Rules of the National Association of Securities Dealers, Inc..

At least annually, the Board will evaluate all relationships between the Company and each Director in light of relevant facts and circumstances for the purposes of determining whether a material relationship exists that might signal a potential conflict of interest or otherwise interfere with such Director’s ability to satisfy his or her responsibilities as an independent Director.

•

Limit on Number of Other Boards: Carrying out the duties and fulfilling the responsibilities of a Director require a significant commitment of an individual’s time and attention.  The Board does not believe, however, that explicit limits on the number of other boards of directors on which the Directors may serve, or on other activities the Directors may pursue, are appropriate.  The Board, however, recognizes that excessive time commitments can interfere with an individual’s ability to perform his or her duties effectively.  In connection with its assessment of Director candidates for nomination, the Nominating and

Corporate Governance Committee will assess whether the performance of any Director has been or is likely to be adversely impacted by excessive time commitments, including service on other boards of directors.  Directors must notify the Chairman of the Nominating and Corporate Governance Committee in connection with accepting a seat on the board of directors of another business corporation so that the potential for conflicts or other factors compromising the Director’s ability to perform his duties may be fully assessed.

•

Term and Age Limits: The Board does not believe that arbitrary limits on the number of consecutive terms a Director may serve or on the Directors’ ages are appropriate in light of the substantial benefits resulting from a sustained focus on the Company’s business, strategy and industry over a significant period of time.  Each individual’s performance will be assessed by the Nominating and Corporate Governance Committee in light of relevant factors in connection with assessments of candidates for nomination to be Directors.

•

Succession: The Nominating and Corporate Governance Committee shall be responsible for developing succession plans for the Board as appropriate in light of relevant facts and circumstances.

II.

DIRECTOR RESPONSIBILITIES

•

Role of Directors: The business and affairs of the Company are managed by or under the direction of the Board of Directors, acting on behalf of the stockholders.  The Board has delegated to the officers of the Company the authority and responsibility for managing the Company’s everyday affairs.  The Board of Directors has an oversight role and is not expected to perform or duplicate the tasks of the CEO or senior management.

•

Attendance at Meetings: Each member of the Board is expected to make reasonable efforts to attend regularly scheduled meetings of the Board and to participate in telephone conference meetings or other special meetings of the Board.  In the event that Directors are unable to make at least 75% of those regular or special meetings (together with the meetings of committees on which such Director serves), the Company will be required to disclose that fact in its annual proxy statement.  In addition, attendance and participation at meetings is an important component of the Directors’ duties and, as such, attendance rates will be taken into account by the Nominating and Corporate Governance Committee in connection with assessments of Director candidates for renomination as Directors.

•

Time Commitment; Advance Distribution and Review of Materials: Directors are expected to spend the time needed and meet as frequently as the Board deems necessary or appropriate to discharge their responsibilities.  Senior management is responsible for distributing information and data that are important to the Board’s understanding of the business to be conducted at a Board or Committee meeting to the Directors.  Directors should review these materials in advance of the meeting when reasonably practicable.

III.

BOARD STRUCTURE

•

Size of Board: The Board presently has 5 members.  It is the sense of the Board that a board consisting of between 5 and 10 members is an appropriate size for the Company; however, the Board reserves the right to increase or decrease the size of the Board, subject to any relevant provisions in the Company’s by-laws, depending on an assessment of the Board’s needs and other relevant circumstances at any given time.

•

Committees: The Board intends at all times to have an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.  Each of these standing committees will have a written charter that sets forth the responsibilities of such committee and the qualifications for committee membership.  The Board may from time to time establish additional committees as necessary or appropriate.

•

Executive Sessions: The independent Directors will meet at regularly scheduled executive sessions, at least twice each year, without management participation.

IV.

DIRECTOR ACCESS TO MANAGEMENT AND INDEPENDENT ADVISORS

•

In carrying out its responsibilities, the Board of Directors, and each committee thereof, shall be entitled to rely on the advice and information that it receives from management and such experts, advisors and professionals with whom the Board, or any such committee, may consult.  The Board of Directors, and each committee thereof, shall have the authority to request that any officer or employee of the Company, the Company’s outside legal counsel, the Company’s independent auditor or any other professional retained by the Company to render advice to the Company, attend a meeting of the Board, or such committee, or meet with any members of or advisors to the Board.  The Board or any committee thereof shall also have the authority to engage legal, accounting or other advisors to provide it with advice and information in connection with carrying out its or their responsibilities.

V.

DIRECTOR COMPENSATION

•

The form and amount of Director compensation will be reviewed periodically, but at least annually, by the Compensation Committee, which shall make recommendations to the Board based on such review.  The Board shall retain the ultimate authority to determine the form and amount of Director compensation.

•

The Company’s executive officers shall not receive additional compensation for their service as directors.

VI.

DIRECTOR ORIENTATION AND CONTINUING EDUCATION

•

The Company will conduct an orientation program for each new Director within three months following the meeting at which the Director is elected.  The orientation will include presentations by senior management designed to familiarize the new Director with the Company’s business and strategic plans, key policies and practices, principal officers and management structure, auditing and compliance processes and its code of business conduct and ethics.

•

The Company’s senior management will be responsible for periodically providing materials or briefing sessions for continuing Directors on topics that will assist them in discharging their duties.

VII.

MANAGEMENT SUCCESSION

•

The Nominating and Corporate Governance Committee shall be responsible for developing a CEO succession plan for consideration by the Board and reporting on such plan to the Board.

VIII.

ANNUAL PERFORMANCE EVALUATION OF THE BOARD AND COMMITTEES

•

The Nominating and Corporate Governance Committee will oversee the evaluation of the Board and its committees and will conduct a self-evaluation at least annually for the purpose of determining whether it is functioning effectively.  These evaluations will consider the performance of the board or the committee, as the case may be, as a unit.

IX.

MISCELLANEOUS

•

The Board believes that the management should be responsible for communications with the press, media and other outside parties made on behalf of the Company, though individual Board members may, at the request of management or of the Board, communicate with outside parties on behalf of the Company.

•

These guidelines are not intended to modify, extinguish or in any other manner limit the indemnification, exculpation and similar rights available to the Directors of the Company under applicable law and/or the Company’s certificate of incorporation and/or its by-laws.

•

Although these corporate governance guidelines have been approved by the Board, it is expected that these guidelines will evolve over time as customary practice and legal requirements change.  In particular, guidelines that encompass legal, regulatory or exchange requirements as they currently exist will be deemed to be modified as and to the extent such legal, regulatory or exchange requirements are modified.  In addition, the guidelines may also be amended by the Board at any time as it deems appropriate.

ANNEX C

SIELOX, INC.

COMPENSATION COMMITTEE CHARTER

I.

General Statement of Purpose

The Compensation Committee of the Board of Directors (the “Compensation Committee”) of Sielox, Inc. (the “Company”), on behalf of the Board of Directors (the “Board”), discharges the Board’s responsibilities relating to compensation of the Company’s directors and executives, oversees the Company’s overall compensation programs and is responsible for producing an annual report on executive compensation for inclusion in the Company’s proxy statement relating to its annual meeting of stockholders or annual report on Form 10-K, in accordance with applicable rules and regulations.  The primary objective of the Compensation Committee is to develop and implement compensation policies and plans that are appropriate for the Company in light of all relevant circumstances and which provide incentives that further the Company’s long-term strategic plan and are consistent with the culture of the Company and the overall goal of enhancing enduring stockholder value.

II.

Compensation Committee Composition

The number of individuals serving on the Compensation Committee shall be fixed by the Board from time to time but shall consist of no fewer than two members, each of whom shall satisfy the independence standards established pursuant to Rule 4200(a)(15) of the Marketplace Rules of the National Association of Securities Dealers, Inc.

The members of the Compensation Committee shall be appointed annually by the Board and may be replaced or removed by the Board at any time with or without cause.  Resignation or removal of a Director from the Board, for whatever reason, shall automatically constitute resignation or removal, as applicable, from this committee.  Vacancies occurring, for whatever reason, may be filled by the Board.  The Board shall designate one member of the Compensation Committee to serve as Chairman of the Compensation Committee.

III.

Meetings

The Compensation Committee generally is to meet as often as it determines is appropriate to carry out its responsibilities under this charter in person or by conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other.  A majority of the members of the Compensation Committee shall constitute a quorum for purposes of holding a meeting and the Compensation Committee may act by a vote of a majority of members present at such meeting.  In lieu of a meeting, the Compensation Committee may act by unanimous written consent.

IV.

Compensation Committee Activities

The Compensation Committee’s purpose and responsibilities shall be to:

A.

Review of Charter

•

Review and reassess the adequacy of this Charter annually and submit any proposed changes to the Board for approval.

B.

Annual Report on Executive Compensation

•

Produce an annual report on executive compensation for inclusion in the Company’s proxy statement relating to its annual meeting of stockholders or annual report on Form 10-K, in accordance with the applicable rules and regulations of the Securities and Exchange Commission, any securities exchange or automated quotation system on which the Company’s securities are traded, and any other rules and regulations applicable to the Company.

C.

Annual Performance Evaluation of the Compensation Committee

•

Perform an annual performance evaluation of the Compensation Committee and report to the Board on the results of such evaluation.

D.

Recommendations Regarding Incentive-Compensation Plans and Equity-Based Plans

•

Review and make such recommendations to the Board as the Compensation Committee deems advisable with regard to all incentive-based compensation plans and equity-based plans.

E.

Matters Related to Compensation of the Company’s Chief Executive Officer

•

Review and approve the corporate goals and objectives that may be relevant to the compensation of the Company’s Chief Executive Officer (“CEO”).

•

Evaluate the CEO’s performance in light of the goals and objectives that were set for the CEO and determine the CEO’s compensation based on such evaluation.  In connection with determining the long-term incentive component of the CEO’s compensation, the Compensation Committee should consider the Company’s performance and relative stockholder return, the value of similar incentive awards to CEOs at comparable companies and the awards given to the Company’s CEO in past years.

•

The Company’s Chief Executive Officer may not be present during voting or deliberation concerning his or her compensation.

F.

Matters Related to Compensation of the Officers Other than the Chief Executive Officer

•

Review and make such recommendations to the Board as the Compensation Committee deems advisable with regard to the compensation of all officers of the Company other than the CEO; for the purposes hereof the term “officer” has the meaning defined in Section 16 of the Securities Exchange Act of 1934, as amended, and Rule 16a-1 promulgated thereunder.  Determine the compensation of all officers of the Company other than the CEO; for the purposes hereof the term “officer” has the meaning defined in Section 16 of the Securities Exchange Act of 1934, as amended, and Rule 16a-1 promulgated thereunder.

V.

Additional Compensation Committee Authority

The Compensation Committee is authorized, on behalf of the Board, to do any of the following, as the Compensation Committee deems necessary or appropriate in its discretion:

A.

Matters Related to Compensation of the Company’s Directors and Members of Senior Management

•

Annually review and make recommendations to the Board with respect to the compensation of all directors, officers and members of senior management of the Company (other than the CEO), including with respect to any incentive-compensation plans and equity-based plans.

B.

Matters Relating to Retention and Termination of Compensation Consulting Firm or Other Outside Advisors

•

Exercise sole authority to retain and terminate any consulting firm (or other outside advisor on compensation matters) that is to be used by the Company or the Compensation Committee to assist in the evaluation of director, CEO or senior executive compensation.  The Compensation Committee shall also have sole authority to approve the consultant’s fees and other retention terms.

VI.

General

•

The Compensation Committee may establish and delegate authority to one or more subcommittees consisting of one or more of its members, when the Compensation Committee deems it appropriate to do so in order to carry out its responsibilities.

•

The Compensation Committee shall make regular reports to the Board concerning areas of the Compensation Committee’s responsibility.

•

In carrying out its responsibilities, the Compensation Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management and such experts, advisors and professionals with whom the Compensation Committee may consult.  The Compensation Committee shall have the authority to request that any officer or employee of the Company, the Company’s outside legal counsel, the Company’s independent auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Compensation Committee or meet with any members of or advisors to the Compensation Committee.  The Compensation Committee shall also have the authority to engage legal, accounting or other advisors to provide it with advice and information in connection with carrying out its responsibilities and shall have sole authority to approve any such advisor’s fees and other retention terms.

•

The Compensation Committee may perform such other functions as may be requested by the Board from time to time.

______________________________________________________________________________

PROXY — SIELOX, INC.

______________________________________________________________________________

170 East Ninth Avenue

Runnemede, New Jersey 08078

This proxy is solicited on behalf of the board of directors for the 2008 annual meeting of stockholders to be held on June 30, 2008.

The undersigned hereby appoints Sebastian Cassetta and Melvyn Brunt, and each of them, proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all of the common shares of Sielox, Inc., held of record by the undersigned at the close of business on May 20, 2008, at the 2008 annual meeting of stockholders, to be held at Herrick, Feinstein LLP, 2 Park Avenue, New York, New York 10016, at 10:00 a.m., Eastern time, on June 30, 2008, and at any adjournment or postponement thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement, and in accordance with the instructions given by the undersigned on the reverse side of this proxy card. In the event that any other matter may properly come before the meeting, or any adjournment or postponement thereof, the proxies are each authorized to vote such matter in his discretion. The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of the Notice of 2008 Annual Meeting of Stockholders and the proxy statement relating to the 2008 annual meeting.

The shares represented by this proxy card shall be voted in accordance with the instructions given by the undersigned if the card is signed and returned. Each of the proxies is authorized to vote the shares in his discretion on any other matter that may properly come before the meeting. If no direction is given, this proxy will be voted FOR each of the proposals unless a contrary specification is made. If the undersigned does not sign and return a proxy card or attend the 2008 annual meeting and vote by ballot, the shares will not be voted.

Please mark your choices and sign the other side of the proxy card and return it promptly in the enclosed postage-paid envelope.

(Continued and to be Sign on Reverse Side)

_________________________________________________________________________________________

☒	Using a black ink pen, mark your votes with an X as shown in this example, Please do not write outside the designated areas.

PROPOSALS

1.	Election of Directors	The nominees for the Board of Directors are: Rory J. Cowan, Sebastian Cassetta, Steven Berns, Dianne McKeever and Edward Rollins

	FOR All Nominees ☐	WITHHELD From All Nominees ☐

(To withhold authority to vote for any individual nominee, write the nominee’s name in the space provided below.)

Exceptions:

2.

To ratify the selection of Rothstein Kass & Company, P.C., as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2008.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.

NON-VOTING ITEMS

Change of Address - Please print new address below

_________________________________________________________________________________________

AUTHORIZED SIGNATURES - This section must be completed for your vote to be counted - Date and Sign Below

Your signature is required if you are using this proxy card to vote your shares. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. If you attend the 2008 annual meeting in person and decide to vote by ballot, such vote will supersede this proxy.

Dated:_____________________________, 2008

______________________________________

Signature

______________________________________

Signature